Short-term Investments	12 Months Ended
Dec. 31, 2012
Short-term Investments [Abstract]
Short-term Investments
Short-term Investments
At December 31, 2012 and 2011, we had €62.5 million ($82.5 million as of December 31, 2012) and €35.0 million ($45.3 million as of December 31, 2011), respectively, of loan note receivables due from financial institutions. These loan receivables are non-derivative financial assets with fixed or determinable payments that are not quoted in an active market and are carried at fair market value, which is equal to the cost. These loans consist of €47.5 million which mature in 2013 and €15.0 million in 2014. All of these instruments include put option rights on at least a quarterly basis. Interest income is determined using the effective interest rate method. These loans are classified as current assets in the accompanying consolidated balance sheets since we may put the loans at our discretion.
At December 31, 2012 and 2011, we also had €6.1 million ($8.0 million) and €7.2 million ($9.3 million), respectively in term deposits with final maturities until December 2014. The deposits can be withdrawn at the end of each quarter without penalty and are therefore classified as current assets in the accompanying consolidated balance sheets.
For the year ended December 31, 2012 and 2011, proceeds from sales of short term investments totaled $6.0 million and $242.6 million, respectively. There were no realized gains or losses during 2012 or 2011.